VOYAGEUR INSURED FUNDS

Delaware Tax-Free Minnesota Insured Fund

Supplement to the Fund's
Class A * Class B * Class C Prospectus
dated December 29, 2005

The shareholder vote on the proposed reorganization of the Delaware Tax-Free Minnesota Insured Fund (the "Reorganizing Fund") into the Delaware Tax-Free Minnesota Fund (the "Acquiring Fund") has been delayed. The following information about the proposed reorganization supersedes the information in the prospectus supplement dated August 18, 2006.

On August 17, 2006, the Board of Trustees for the Reorganizing Fund approved a proposal to reorganize the Reorganizing Fund with and into the Acquiring Fund, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the transaction. On October 25, 2006, the Reorganizing Fund's Board of Trustees approved January 8, 2007 and March 30, 2007 as the new record date and shareholder meeting date, respectively, for the special meeting of shareholders of the Reorganizing Fund to vote on the proposed reorganization. If approved by shareholders of the Reorganizing Fund, the reorganization is expected to take place in the spring of 2007

The investment objective of both the Reorganizing Fund and the Acquiring Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital. The Board of Trustees responsible for the Reorganizing Fund believes that the proposed transaction will benefit shareholders of the Reorganizing Fund.

On September 1, 2006, the Reorganizing Fund was closed to new investors. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the reorganization occurs.

The following is added to the section entitled "About your account - How to buy shares - By mail."

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the section entitled "About your account - How to redeem shares - By mail."

Please note that all redemption requests from your account by mail will not be accepted until such redemption order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

Please keep this supplement for future reference

This Supplement is dated November 3, 2006